UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date or Report (Date of earliest event reported): November 16, 2005


                         MEDICAL MEDIA TELEVISION, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                         333-105840              59-3645932
------------------------------          -----------             -----------
(State or other jurisdiction of         (Commission            (IRS Employer
       incorporation)                   File Number)         Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                        33634
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (813) 888-7330
                                                           --------------


                                       N/A
                                       ---
                         (Former Name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      As previously reported in Part II, Item 5 of the Quarterly Report on Form 10-QSB, filed by the Registrant with the Securities and Exchange Commission (the "Commission") on November 21, 2005 (the "Original Filing"), on November 16, 2005, the Registrant issued 19,415,626 shares of its restricted common stock to AFMN, Inc. in exchange for 100% of the outstanding shares of African American Medical Network, Inc. African American Medical Network, Inc. provides educational programming to patients through installation of TV/DVD viewing systems in doctors' offices serving the African American population.

      This Current Report on Form 8-K amends the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation

      On January 27, 2006, the Registrant and an investor, CapitalSmart, LLC (the "Investor") entered into a Note Purchase Agreement pursuant to which the Investor agreed to loan the Registrant an aggregate of $1,000,000. The Note Purchase Agreement provides that the Registrant will issue a convertible promissory note in the original aggregate face amount of $1,000,000 (the "Note") and warrants to purchase 2,500,000 shares of the Registrant's common stock (the "Warrants") to the Investor.

      Pursuant to the Note Purchase Agreement, the Registrant will issue the Note on February 15, 2006. The Note will mature twelve months from the date of issuance (the "Maturity Date") and will accrue interest at a rate of 20% (compounded semi-annually). Interest will be paid at the end of each quarter in either (i) shares of the Registrant's Series C Zero Coupon Preferred Stock valued a $1.00 per share, or (ii) cash, at the option of the Investor. The first interest payment is due March 31, 2006.

      The Registrant's Series C Zero Coupon Preferred Stock is convertible into shares of the Registrant's common stock on the Maturity Date at a price equal to a 10% discount to market based on the average closing price of the Registrant's common stock for the twenty (20) days immediately preceding the conversion.

      The Investor will loan the Registrant $1,000,000 based on the following loan schedule:

      Loan Schedule:    February 15, 2006         $250,000
                        March 31, 2006            $750,000

      On the Maturity Date, the Investor will have the option to convert the
Note into shares of the Registrant's common stock at a fixed conversion price of $0.40 per share. However, the Note shall not be convertible if such conversion would cause the Investor's ownership of the Registrant's common stock to exceed 4.99% of the then issued and outstanding shares of common stock of the Registrant; provided, however, the Investor may provide the Registrant with sixty-one (61) days notice (the "Waiver Notice") that the Investor would like to waive this restriction with regard to any or all of the shares of common stock issuable upon exercise of this conversion feature of the Note. If the Investor provides such notice, this restriction will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice. This provision also shall be of no further force or effect during the sixty-one (61) days immediately preceding the Maturity Date.

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      With the consent of both the Registrant and the Investor, the Note may be extended for an additional 12 months, with the terms of the interest payments remaining the same.

      The Warrants described above will be issued on a pro rata basis in accordance with the loan schedule as follows:

                  February 15, 2006            625,000 warrants
                  March 31, 2006             1,875,000 warrants

      The Warrants will have a term of five (5) years with an exercise price of $0.75 per share (the "Exercise Price"). The Investor cannot exercise the Warrants if such exercise would cause the Investor's overall ownership of the Registrant's common stock to exceed 4.99% of the then issued and outstanding shares of common stock of the Registrant.

      The terms of the Note Purchase Agreement provide that the Registrant, at its earliest opportunity, and in any event not more than 120 days from the date of the transaction, will register all of the Investor's underlying equity positions in the Registrant pursuant to a registration statement filed with the SEC. The Registrant agreed to keep the registration statement effective for a period of 3 years, subject to customary carve-outs.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

      The disclosure made in response to Item 2.03 is hereby incorporated herein by reference.

      As described in Item 2.03, pursuant to the Note Purchase Agreement, the Registrant issued the Note and Warrants to the Investor. In connection with the issuance of the Note and Warrants, the Registrant paid an $80,000 cash consulting fee and agreed to issue warrants to purchase 300,000 shares of the Registrant's common stock to Allderdice Media, Inc. The common stock purchase warrants have a term of five (5) years with an exercise price of $0.75 per share. The Warrants contain a cashless exercise provision.

      The issuance of the Note and Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to
Section 4(2) of the Act based on the fact that the Notes and Warrants were issued to an accredited investor who had access to the Registrant's financial and other relevant information.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

      Audited financial statements of African American Medical Network, Inc. (including the Balance Sheets as of December 31, 2004 and the related Statements of Income, Stockholders' Equity and Cash Flows for the period from inception (March 29, 2004) to December 31, 2004 and unaudited financial statements of African American Medical Network, Inc. including Balance Sheets as of September 31, 2005 and 2004 and the related Statements of Income, Stockholders' Equity and Cash Flows for the nine-month period ending 2005 and 2004 and from inception (March 29, 2004) to September 30, 2005, required to be filed pursuant to Item 9.01(a) of Form 8-K, are filed as part of this Current Report on Form 8-K as Exhibits 99.3 and 99.4.

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

      (b)   Proforma financial information.

      The accompanying Medical Media Television, Inc. Unaudited Proforma Condensed Consolidated Balance Sheet as of September 30, 2005 and Medical Media Television, Inc. Unaudited Proforma Condensed Consolidated Statements of Operations for the nine-months ended September 30, 2005 and for the year ended December 31, 2004 are presented as if the acquisition of African American Medical Network, Inc. had occurred as of January 1, 2005 and March 29, 2004.

      The unaudited proforma financial information is not necessarily indicative of what the Registrant's consolidated results of operations actually would have been had the acquisition been completed as of January 1, 2005. Additionally, the unaudited proforma financial information does not attempt to project the future results of operations of the Registrant combined with the African American Medical Network business. In the opinion of management, all significant adjustments necessary to reflect the effects of the acquisition have been made.

      (c)   Exhibits.

      10.1 Note Purchase Agreement between the Registrant and CapitalSmart, LLC dated January 27, 2006.

      10.2  Form of Convertible Promissory Note.

      10.3  Form of Common Stock Purchase Warrant.

      99.3 Audited financial statements of African American Medical Network, Inc. as of December 31, 2004.

      99.4 Unaudited financial statements of African American Medical, Inc. as of September 30, 2005 and 2004 and from inception (March 29, 2004) to September 30, 2005.

      99.5 Medical Media Television, Inc. Unaudited Proforma Condensed Consolidated Balance Sheet as of September 30, 2005 and Medical Media Television, Inc. Unaudited Proforma Condensed Consolidated Statements of Operations for nine months ended September 30, 2005 and for the year ended December 31, 2004.









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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MEDICAL MEDIA TELEVISION, INC.
                                             (Registrant)


Date: January 31, 2006               By:    /s/ Philip M. Cohen
                                         -------------------------------------
                                            Philip M. Cohen, President and
                                            Chief Executive Officer





























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